Subsequent Events	12 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events

Note 17 – Subsequent events

Lease

In July 2023, the Company entered another lease agreement for office space in Dubai, United Arab Emirates from August 4, 2023 through August 3, 2025, with a rental fee of approximately $8,600 per month.

Issuance of Class A ordinary shares for Services

On July 20, 2023, the Company issued 6,400,000 of restricted Class A ordinary shares to a vendor in exchange for Artist’s personal services with respect to the event of Color Star Music Season concert. The shares were valued at $1.25 per Class A ordinary shares with total consideration of $8,000,000.

Sale of Class A Ordinary Shares

On November 8, 2023, the Company entered into a certain securities purchase agreement with Vast Ocean Inc., the largest shareholder of the Company, pursuant to which the Company agreed to sell 1,120,000 Class A ordinary shares, par value $0.04 per share, at a per share purchase price of $0.25 (the “Offering”). This Offering was unanimously approved by the audit committee of the board of directors of the Company consisting only of independent directors. The gross proceeds to the Company from this Offering are $280,000, before deducting any fees or expenses. The Company plans to use the net proceeds from this Offering for working capital and general corporate purposes. The Offering closed on November 9, 2023.